THE SANTA BARBARA GROUP OF MUTUAL FUNDS

                      STARBUCK TISDALE GROWTH & INCOME FUND











                          ANNUAL REPORT TO SHAREHOLDERS
                              AS OF MARCH 31, 1998

LETTER TO SHAREHOLDERS

FROM THE CHAIRMAN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear Shareholder,

As I look over my forty years in the investment industry, I can not recall being involved with a Fund and fund managers where the performance was as good as the fiscal year just turned in by the Bender Growth Fund managed by Bob and Reed Bender. The Bender Growth Fund's Class C shares were up 65.17%. According to the Lipper organization, this placed it in the top forty funds for the period. Many of the funds that outperformed it were specialty funds. For a "broad spectrum fund", the Bender Growth Fund's performance was extraordinary. Our hats off to Reed and Bob.

What do we foresee happening for the 1999 fiscal year? Will it be a continuation of 1998? No one can predict, but as we look at today's remarkably changed investment climate we do not have a sense of fear and trepidation about the level of the market. Just to cite several reasons. Interest rates have nothing to drive them upward. The impetus is for interest rates to remain steady or decline. Inflation has disappeared. Money flows into the market from retirement plans and foreign sources will not abate. Our continuing improving efficiency of our economy resulting from events of the eighties and early nineties are long term and also will not abate. Finally, the strong competitive nature of today's international or global economy will continue to keep prices down. The economic picture for the 1999 fiscal year is a good one. We certainly would not run from equities.

The forthcoming year for the Santa Barbara Group of Mutual Funds will be a pivotal one. The concept of the Santa Barbara Group of Mutual Funds, is to have a fund group of individual funds managed by the very best investment managers one can find--organizations such as Bob and Reed's. Actually we have such an organization and another Fund--The Starbuck Tisdale Fund. If it were open for public investing, its past fiscal year would rank it as one of the top funds in Lipper's Growth and Income category. It is a shame not to get this fund and other capable fund manager's further exposure in the public marketplace. Our intention is to do that or recognize such effort dilutes our commitment to the Bender Fund.

On behalf of the Board of Directors, we thank you for participating with us in a year that has proven to be truly noteworthy. We are confident there will be more in the future.


Very truly yours,


[/S/SIGNATURE]
Stephen Y. Ascher
Chairman

LETTER FROM THE INVESTMENT ADVISOR

TO THE SHAREHOLDERS OF THE STARBUCK TISDALE GROWTH & INCOME FUND:

This year has been good for growth stocks. Moderate economic growth and minimal inflation have both helped keep interest rates in check and provided support for equity valuations.

Over the twelve month period ending March 31, 1998, the Starbuck Tisdale Growth & Income Fund returned 36.83% versus 47.97% for the S&P 500 Composite Index and 40.14% for the Lipper Growth and Income Investment Objective Universe Average.

We remain confident in the long term attractiveness of our growth and income strategy and appreciate your investment with us.

Thank you for your support.

Sincerely,

[/S/SIGNATURE OMITTED]

--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                  IN THE STARBUCK TISDALE GROWTH & INCOME FUND,
                       VERSUS THE S&P 500 COMPOSITE INDEX

         Starbuck Tisdale Growth & Income Fund       S&P 500 Composite Index
8/96                    $10,000                             $10,000
3/97                     10,961                              11,748
3/98                     14,998                              17,384
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                One                  Annualized
                               Year               Inception to Date
--------------------------------------------------------------------------------
Starbuck Tisdale Growth
  & Income Fund               36.83%                   29.17%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED MARCH 31, 1998. PAST PERFORMANCE OF THE PERIOD IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND COMMENCED OPERATIONS ON AUGUST 31, 1996.

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1998

STARBUCK TISDALE GROWTH & INCOME FUND

                                                                      Market
COMMON STOCKS (92.4%)                        Shares                    Value
                                        -----------            -------------
BANKS (7.8%)
         Citicorp                                50              $     7,100
         Norwest                                200                    8,312
----------------------------------------------------------------------------
                                                                      15,412
----------------------------------------------------------------------------
COMPUTER & SERVICES (10.2%)
         Adobe Systems                          100                    4,513
         Cisco Systems*                          90                    6,154
         Hewlett Packard                         75                    4,753
         Zebra Tech*                            125                    4,734
----------------------------------------------------------------------------
                                                                      20,154
----------------------------------------------------------------------------
DRUGS (20.4%)
         Abbott Labs                             75                    5,648
         Agouron Pharmaceuticals*               150                    5,681
         American Home Products                  60                    5,723
         Bristol-Myers Squibb                    80                    8,345
         Ecolab                                 200                    5,800
         Merck                                   50                    6,419
         North American Vaccine*                150                    2,625
----------------------------------------------------------------------------
                                                                      40,241
----------------------------------------------------------------------------
FOOD & BEVERAGE (10.6%)
         H.J. Heinz                             125                    7,297
         Pepsico                                100                    4,268
         Sara Lee                               150                    9,244
----------------------------------------------------------------------------
                                                                      20,809
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.5%)
         Clorox                                  80                    6,855
----------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (4.4%)
         HBO & Company                          100                    6,031
         Mentor                                 100                    2,750
----------------------------------------------------------------------------
                                                                       8,781
----------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING (5.4%)
         Illinois Tool Works                    100                    6,475
         Expeditors International of Washington 100                    4,238
----------------------------------------------------------------------------
                                                                      10,713
----------------------------------------------------------------------------
PETROLEUM REFINING (3.1%)
         Chevron                                 75                    6,023
----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (3.6%)
         Merry Land & Investment                100                    2,237
         Security Capital Pacific               200                    4,813
----------------------------------------------------------------------------
                                                                       7,050
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
March 31, 1998

STARBUCK TISDALE GROWTH & INCOME FUND       Shares/                   Market
                                        Face Amount                    Value
                                        -----------            -------------
SEMI-CONDUCTORS (3.5%)
         Linear Technology                      100                 $  6,894
----------------------------------------------------------------------------
SUPPLIES (8.4%)
         Avery Dennison                         200                   10,675
         Valspar                                150                    5,888
----------------------------------------------------------------------------
                                                                      16,563
----------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS (11.5%)
         GTE                                    125                    7,484
         SBC Communications                     200                    8,725
         Worldcom*                              150                    6,450
----------------------------------------------------------------------------
                                                                      22,659
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
         (Cost $124,111)                                             182,154
----------------------------------------------------------------------------
PREFERRED STOCK (3.3%)
         Security Capital Industrial Trust
            7.0% Series (Cost $6,088)           250                    6,406
----------------------------------------------------------------------------
CONVERTIBLE BOND (2.5%)
         Xilinx, Convertible to 19.608 shares,
            5.25%, 11/01/02 (Cost $4,990)    $5,000                    4,988
----------------------------------------------------------------------------
CASH EQUIVALENT (1.9%)
         United Missouri Bank AFM
            (Cost $3,716)                     3,716                    3,716
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
         (Cost $132,575)                                             197,264
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
         Deferred Organizational Costs                                36,906
         Accounts Payable to Administrator                           (36,906)
         Other Assets and Liabilities                                   (176)
----------------------------------------------------------------------------
         Other Assets and Liabilities, Net                              (176)
----------------------------------------------------------------------------
NET ASSETS:
         Portfolio Shares of Y Class ($.001 par value - unlimited
            shares authorized) based on 13,401 outstanding shares    134,008
         Distribution in excess of net investment income                 (27)
         Accumulated net realized loss on investments                 (1,582)
         Net unrealized appreciation on investments                   64,689
----------------------------------------------------------------------------
                  Total Net Assets: (100.0%)                        $197,088
----------------------------------------------------------------------------
         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
            PER SHARE - Y CLASS                                       $14.71
============================================================================
* Non-income producing security
AFM-Automated Funds Management


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the Year Ended March 31, 1998

                                                     Starbuck Tisdale
                                                     Growth and Income
                                                           Fund
----------------------------------------------------------------------
Investment Income:
         Interest Income                                $     284
         Dividend Income                                    3,068
----------------------------------------------------------------------
         Total Investment Income                            3,352
----------------------------------------------------------------------
Expenses:
         Administrator Fees                                60,000
         Investment Advisory Fees                           1,750
         Registration Fees                                 26,188
         Amortization of Deferred Organizational Costs     16,076
         Custodian Fees                                       479
         Transfer Agent Fees                                  366
         Professional Fees                                    524
         Director Fees                                        182
         Printing Fees                                        657
         Miscellaneous Fees                                     7
----------------------------------------------------------------------
         Total Expenses before Fee Waivers and
            Contribution from Advisor                     106,229
----------------------------------------------------------------------
         Fee Waivers                                      (61,750)
         Contribution from Advisor                        (41,876)
----------------------------------------------------------------------
         Total Expenses, Net                                2,603
----------------------------------------------------------------------
Net Investment Income                                         749
----------------------------------------------------------------------
Net Realized Loss on Investments                           (1,582)
Change in Net Unrealized Appreciation of Investments       54,916
----------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments            53,334
----------------------------------------------------------------------
Net Increase in Net Assets
         Resulting from Operations                      $  54,083
======================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS       THE SANTA BARBARA GROUP OF MUTUAL FUNDS


                                                        Starbuck Tisdale
                                                         Growth and Income
                                                              Fund
--------------------------------------------------------------------------------
                                                   4/1/1997        9/19/1996 (1)
                                                       to               to
                                                   3/31/1998        3/31/1997
                                                  ----------       -------------
INVESTMENT ACTIVITIES:
         Net Investment Income                      $    749           $  1,358
         Net Realized Gain/(Loss) on Investments      (1,582)             1,584
         Net Unrealized Appreciation of Investments   54,916              9,897
--------------------------------------------------------------------------------
         Increase in Net Assets Resulting
            From Operations                           54,083             12,839
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
         Net investment income:                       (2,258)                 0
         Realized capital gains:                      (1,584)                 0
--------------------------------------------------------------------------------
         Total Distributions                          (3,842)                 0
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                          50,241             12,839
--------------------------------------------------------------------------------
NET ASSETS:
         Beginning of Period (13,401 shares)         146,847            134,008
--------------------------------------------------------------------------------
NET ASSETS:
         End of Period (13,401 shares)              $197,088           $146,847
================================================================================
(1) The Starbuck Tisdale Growth and Income Fund was initially seeded on September 19, 1996 and has not yet commenced sales of its shares to the public.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                     THE SANTA BARBARA GROUP OF MUTUAL FUNDS
For the periods ended March 31, 1998
For a share outstanding throughout the periods

                           Realized and                              Net
        Net Asset           Unrealized  Distributions                Asset                           Ratio of   Ratio of Net
          Value      Net     Gains or     from Net    Distributions  Value                          Expenses to   Income to
        Beginning Investment Losses on   Investment    from Capital  End of   Total  Net Assets End  Average Net  Average Net
        of Period   Income   Securities    Income         Gains      Period   Return   of Period       Assets       Assets
=============================================================================================================================
-------------------------------------
Starbuck Tisdale Growth & Income Fund
-------------------------------------
Class Y
1998**   $10.96    0.063      3.974       (0.169)       (0.118)      $14.71   36.83%   $197,088        1.50%        0.48%
1997*    $10.00    0.101      0.859        0.000         0.000       $10.96    9.60%    146,847        0.54%        1.79%


           Ratio of     Ratio of Net
          Expenses to    Income to
          Average Net    Average Net
            Assets          Assets
          (Excluding     (Excluding   Portfolio   Average
          Waivers and    Waivers and   Turnover Commission
         Contributions) Contributions)   Rate     Rate(A)
==========================================================
-------------------------------------
Starbuck Tisdale Growth & Income Fund
-------------------------------------
Class Y
1998**      60.70%         (58.72%)       7%      $0.0794
1997*        0.54%           1.79%       79%      $0.0746

** For the period ended March 31, 1998. The Starbuck Tisdale Growth and Income Fund has not yet commenced sales of its shares to the public. Shares outstanding as of March 31, 1998 represent shares issued in conjunction with the contribution of the seed capital on September 19, 1996.
* For the period ended March 31, 1997. All ratios for the period have been annualized. Total return for the period has not been annualized.
(A) Average commission rate paid per share for the security purchases and sales made during the period.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================
STARBUCK TISDALE GROWTH & INCOME FUND - MARCH  31, 1998


1.  ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with two funds: the Bender Growth Fund and the Starbuck Tisdale Growth and Income Fund (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements of The Starbuck Tisdale Growth and Income Fund (the "Fund") are included herein. The Bender Growth Fund is presented separately. The Company is registered to offer two classes of shares, Class Y and Class C. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION -- Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTION AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES -- The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly no provision for Federal income taxes is required in the financial statements.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets. Expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated each business day by dividing the total value of the Funds assets, less liabilities, by the number of shares outstanding.

ORGANIZATIONAL COSTS -- Organizational costs of the Fund have been deferred and are being amortized on a straight line basis over a period of sixty months commencing on September 19, 1996. Organizational costs of $16,076 representing costs for the period beginning on September 19, 1996 (commencement of investment of seed capital) through

--------------------------------------------------------------------------------
STARBUCK TISDALE GROWTH & INCOME FUND - MARCH 31, 1998

March 31, 1998 were amortized during the one year period ended March 31, 1998. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holders thereof by the Fund will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of shares outstanding at the time of such redemption) of the unamortized deferred organizational costs as of the date of such redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.  SERVICE AGREEMENTS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). The Advisor receives a monthly fee at an annual rate of 1.00% of the average daily net assets of the Fund.

Sub-Advisory services are provided to the Advisor for the Fund by Starbuck, Tisdale & Associates (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under terms of the agreement, the Sub-Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision of and payment of fees to the Sub-Advisor in connection with its services.

Ascher/Decision Services, Inc. (an affiliate of the Advisor) serves as Distributor to the Fund pursuant to a Service and Distribution Plan (the "Plan"). Under terms of the Plan, the Distributor is paid a distribution fee at an annual rate of 0.25% and 0.75% of the average daily net assets of the Class Y and C shares respectively. Class C shares are subject to a shareholder services fee, which is paid to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund.

SEI Fund Resources (the "Administrator") serves as Administrator to the Fund pursuant to an administration agreement. Under terms of such agreement the Administrator is paid an annual fee equal to the greater of 0.15% of the first $50 million in average daily net assets, 0.125% for the next $50 million in average daily net assets and 0.10% for such daily net assets in excess of $100 million or a minimum of $60,000. For the year ended March 31, 1998, SEI Fund Resources waived their Administration Fee.

The Fund and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the year ended March 31, 1998, were $12,740 and $17,018, respectively.

As of March 31, 1998, net unrealized appreciation on investment securities for book and federal income tax purposes aggregated $64,689 of which $65,850 related to appreciated securities and $1,161 related to depreciated securities. There was no difference between book and tax realized gains on securities for the period from April 1, 1997 to March 31, 1998.

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------
STARBUCK TISDALE GROWTH & INCOME FUND - MARCH 31, 1998















--------------------------------------------------------------------------------
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. ASCHER/DECISION SERVICES, INC., THE DISTRIBUTOR, AND UNITED MISSOURI BANK, THE CUSTODIAN, ARE NOT AFFILIATED.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of the Starbuck Tisdale Growth and Income Fund:

We have audited the accompanying statement of net assets of the Starbuck Tisdale Growth and Income Fund (the "Fund") as of March 31, 1998 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended March 31, 1998 and for the period from September 19, 1996 to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Starbuck Tisdale Growth and Income Fund at March 31, 1998, the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year ended March 31, 1998 and for the period from September 19, 1996 to March 31, 1997 in conformity with generally accepted accounting principles.




Los Angeles, California
May 13, 1998

NOTICE TO SHAREHOLDERS OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STARBUCK TISDALE GROWTH AND INCOME FUND (UNAUDITED)

For the calendar year ended March 31, 1998, the Starbuck Tisdale Growth and Income Fund is designating long term and mid term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:

    LONG TERM       MID TERM       ORDINARY       TAX-EXEMPT
   CAPITAL GAIN   CAPITAL GAIN      INCOME          INCOME         TOTAL
   DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   QUALIFYING  FOREIGN TAX
    (TAX BASIS)    (TAX BASIS)    (TAX BASIS)    (TAX BASIS)    (TAX BASIS)   DIVIDENDS(1)    CREDIT
   ===================================================================================================
         0%             0%           100%             0%            100%          61%           0%

Please consult your tax advisor for proper treatment of this information.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.